Accounting information and policies (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure Of Summary Of Significant Accounting Policies [Abstract]
Disclosure of Detailed Information about Effects of Hyperinflationary Economies
The main effects on the Group consolidated financial statements for 2022 are:

€ million	Argentina	Turkey	Total
Total assets increase / (reduction)	167	225	392
Opening retained profit increase / (reduction) (a)	–	154	154
Turnover increase / (reduction)	(2)	36	34
Operating profit increase / (reduction)	(33)	(6)	(39)
Net monetary gain / (loss)	(184)	27	(157)
(a) The opening retained increase of €154 million reflects the impact of adjusting the historical cost of non-monetary assets and liabilities from the date of their initial recognition to 1 January 2022 for the effect of inflation.